Supplement to the
Fidelity® Select Portfolios®
April 29, 2008
Prospectus

The following information replaces the biographical information for Banking Portfolio found in the "Fund Management" section on page 67.

Vincent Montemaggiore is manager of Banking, which he has managed since June 2008. Mr. Montemaggiore joined Fidelity Investments in 2005 as an equity research analyst. Prior to joining Fidelity, Mr. Montemaggiore worked as an investment banking senior analyst for De Guardiola Advisors, Inc. in New York from 2002 until 2003. From 2000 until 2002, he was as an investment banking analyst working with the Financial Services Industry for Putnam Lovell Securities, Inc. in New York.

SEL-08-03 June 13, 2008
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